UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
___________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 1, 2016
___________________________________________
THE GOLDFIELD CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________________

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd. Melbourne, FL 32901
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code (321) 724-1700
 ___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
Modification of Working Capital Loan and Ancillary Loan Document
On November 1, 2016, The Goldfield Corporation (the “Company”) and Branch Banking and Trust Company (“BB&T”) modified the Company’s $15.0 million Modification Promissory Note (the “Working Capital Loan”) between BB&T and the Company, which was last renewed and modified on June 15, 2016, and entered into the related Addendum to Modification Promissory Note (the “Ancillary Loan Document”). The modification increased the maximum amount of the Working Capital Loan to $18.0 million and changed the maturity of the Working Capital Loan from June 16, 2018 to November 28, 2019. The Working Capital Loan is guaranteed and secured by certain assets of the Company’s wholly owned subsidiaries, Power Corporation of America, Southeast Power Corporation, C and C Power Line, Inc., Bayswater Development Corporation, and Pineapple House of Brevard, Inc. Borrowings outstanding under the Working Capital Loan were $5.2 million as of November 1, 2016.
The Company and its affiliates do not have any material relationship with BB&T, other than with respect to (i) the Working Capital Loan and the documentation related thereto (ii) a Master Loan Agreement, dated March 6, 2015, and the documentation related thereto and (iii) other customary banking matters.
The foregoing descriptions of the modification of the Working Capital Loan and the Ancillary Loan Document do not purport to summarize all of the provisions of these documents and are qualified in their entirety by reference to the documents filed herewith as Exhibits 10-1 through 10-2 to this Current Report on Form 8-K.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.

Exhibit	Description of Exhibit

10-1	Modification Promissory Note, dated November 1, 2016

10-2	Addendum to Modification Promissory Note, dated November 1, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2016

THE GOLDFIELD CORPORATION

By:	/s/ STEPHEN R. WHERRY
Stephen R. Wherry
Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit	Description of Exhibit

10-1	Modification Promissory Note, dated November 1, 2016

10-2	Addendum to Modification Promissory Note, dated November 1, 2016